UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 10, 2010

ATC Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Stock Awards to Executive Officers

On June 10, 2010, the Compensation and Nominating Committee of the Board of Directors of ATC Technology Corporation granted shares of restricted stock and stock options under our Amended and Restated 2006 Stock Incentive Plan to our principal financial officer and certain named executive officers as follows:

	Number of Shares of Restricted Stock	Number of Stock Options
John M. Pinkerton	3,600	20,400
F. Antony Francis	3,600	20,400
Joseph Salamunovich	1,950	11,050
John J. Machota	1,650	9,350

On June 10, 2010, our Board of Directors granted 14,787 shares of restricted stock and 80,713 stock options under our Amended and Restated 2006 Stock Incentive Plan to our Chief Executive Officer, Todd R. Peters.

The restricted stock granted to our executive officers vests in one-third increments on each of June 10, 2011, 2012 and 2013.  No consideration was paid for the restricted stock.  The options granted to our executive officers vest and become exercisable in one-third increments on each of June 10, 2011, 2012 and 2013 and expire on June 10, 2020.  The option exercise price is $17.22 (the closing price of our stock on the Nasdaq Global Market System on June 10, 2010).

Stock Awards to Independent Directors

On June 10, 2010, our Board of Directors granted 1,000 shares of restricted stock under our 2002 Stock Incentive Plan and 7,000 stock options under our 2004 Stock Incentive Plan to each of our independent directors: Robert L. Evans, Curtland E. Fields, Dr. Michael J. Hartnett, Michael D. Jordan, S. Lawrence Prendergast and Edward Stewart.  The restricted stock vests in one-third increments on each of June 10, 2011, 2012 and 2013.  No consideration was paid for the restricted stock.  The options vest and become exercisable in one-third increments on each of June 10, 2011, 2012 and 2013 and expire on June 10, 2020.  The option exercise price is $17.22 (the closing price of our stock on the Nasdaq Global Market System on June 10, 2010).

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2010 annual meeting of stockholders of ATC Technology Corporation was held on June 10, 2010 for the purpose of (i) electing seven directors to hold office until the next annual meeting of stockholders and thereafter until their successors are elected and qualified and (ii) ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

The following directors were elected by the following vote:

Name	Votes		Broker Non-Votes
	For	Against
Robert L. Evans	17,763,455	309,754	901,167
Curtland E. Fields	17,763,498	309,711	901,167
Michael J. Hartnett	17,546,193	527,016	901,167
Michael D. Jordan	17,762,998	310,211	901,167
Todd R. Peters	17,786,843	286,366	901,167
S. Lawrence Prendergast	17,702,333	370,876	901,167
Edward Stewart	17,702,903	370,306	901,167

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved by the following vote:

For	Against	Abstentions
18,704,028	234,286	36,062

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2010	ATC TECHNOLOGY CORPORATION

	By:	/s/ Joseph Salamunovich
Joseph Salamunovich
Title: Vice President